UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 7, 2006

Live Nation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9348 Civic Center Drive, Beverly Hills, California		90210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-867-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

This Current Report on Form 8-K/A is an amendment to the Current Report on Form 8-K of Live Nation, Inc. ("Live Nation"), dated November 7, 2006. Live Nation is reissuing its earnings release for its results of operations for the quarter ended September 30, 2006 to correct the "free cash" calculation. This correction had the effect of adjusting the estimated "free cash" balance to $209.4 million from $222.5 million as of September 30, 2006. Additionally, the estimated "free cash" balance, assuming the acquisition of House of Blues had occurred on September 30, 2006, was adjusted to $126.3 million from $139.4 million.

These corrections did not result in a change to any of the Company’s other financial results or any other information provided in the earnings release, however, Live Nation reissued the earnings release in its entirety to avoid any confusion. A corrected copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

Free cash is a non-GAAP financial measure that the company defines as cash and cash equivalents less event-related deferred income, less accrued artist fees, less collections on behalf of others plus prepaids related to artist settlements/events. The company uses free cash as a proxy for how much cash it has available to, among other things, optionally repay debt balances, make acquisitions, repurchase stock and finance new venue expenditures. Free cash is not calculated or presented in accordance with U.S. generally accepted accounting principles. A limitation of the use of free cash as a performance measure is that it does not necessarily represent funds available for operations and it is not necessarily a measure of our ability to fund our cash needs. Accordingly, free cash should be considered in addition to, and not as a substitute for, cash and cash equivalents and other measures of financial performance reported in accordance with U.S. GAAP. Furthermore, this measure may vary among other companies; thus, free cash as presented above may not be comparable to similarly titled measures of other companies.

The information in Item 2.02 of this Current Report on Form 8-K/A, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Item 2.02 Current Report on Form 8-K/A shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The information in the Exhibit Index of this Current Report on Form 8-K/A is incorporated into this Item 9.01(d) by reference.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation, Inc.

November 8, 2006	By:	Kathy Willard

Name: Kathy Willard
Title: Executive Vice President and Chief Accounting Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Corrected Press Release dated November 7, 2006